INCOME TAXES - Components of Income Tax Expense (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 26, 2020	Dec. 28, 2019	Dec. 29, 2018
Currently Payable:
Federal	$ 59,055	$ 35,267	$ 31,492
State and local	16,709	10,071	7,544
Foreign	8,601	5,834	5,527
Total current payable	84,365	51,172	44,563
Net Deferred:
Federal	2,292	6,895	2,965
State and local	(1,518)	805	(522)
Foreign	1,962	(602)	(1,565)
Total net deferred	2,736	7,098	878
Income Tax Expense (Benefit), Total	$ 87,101	$ 58,270	$ 45,441